UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 5, 2023
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2023 Annual Meeting was held on May 5, 2023, at 1:00 p.m., Eastern Time. A total of 42,301,071 shares of the Company’s common stock, were outstanding and entitled to vote as of March 7, 2023, the record date for the 2023 Annual Meeting. A total of 41,088,549 shares of the Company’s common stock were present or represented by proxy at the 2023 Annual Meeting, representing approximately 97.13% of the shares outstanding and entitled to vote at the 2023 Annual Meeting, thus providing a quorum.
Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of election.

Proposal No. 1: Election of Directors
The Company’s stockholders elected Elizabeth A Fetter and Dudley W. Mendenhall to serve on the Company’s Board of Directors as Class I directors, for a three year term, ending at the 2026 Annual Meeting of Stockholders, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Elizabeth A. Fetter	34,212,748	5,631,700	1,244,101
Dudley W. Mendenhall	38,816,732	1,027,716	1,244,101

Proposal 2: Ratification of Appointment of Independent Public Accountants
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent public accountants for fiscal year 2023 by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
40,836,491	229,655	22,403	0

Proposal 3: Advisory Vote on the Company's Executive Compensation
The Company’s stockholders approved, on an advisory basis, the resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
38,469,974	1,343,878	30,596	1,244,101

Proposal 4: Amendment to Our Certification of Incorporation to Allow for the Exculpation of Officers
The Company’s stockholders approved the resolution approving an amendment to our Certification of Incorporation to allow for the exculpation of officers as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
31,045,836	8,738,653	59,959	1,244,101

Proposal 5: Amendment and Restatement of Our Certification of Incorporation to Update, Clarify and Remove Outdated Provisions
The Company’s stockholders approved the resolution approving an amendment and restatement of our Certification of Incorporation to update, clarify and remove outdated provisions as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
39,782,278	3,483	58,687	1,244,101
For more information regarding Proposals 1, 2, 3, 4 and 5, please refer to the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 22, 2023.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 5, 2023	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer